AMENDMENT NUMBER ONE TO

                     INDUSTRY REMARKETER AFFILIATE AGREEMENT


         THIS AMENDMENT NUMBER ONE TO INDUSTRY REMARKETER AFFILIATE AGREEMENT (this "Amendment") entered into and effective as of December 31, 1998 by and among SAVOIR TECHNOLOGY GROUP, INC., a Delaware corporation ("SVTG") (formerly known as Western Micro Technology, Inc.), BUSINESS PARTNER SOLUTIONS, INC., a Texas corporation ("BPS") (formerly known as Star Data Systems, Inc.) and SIRIUS COMPUTER SOLUTIONS, LTD., a Texas limited partnership ("Sirius"),

                              W I T N E S S E T H:

         WHEREAS, the parties hereto are parties to that certain Industry Remarketer Affiliate Agreement, dated as of September 30, 1997 (the "Agreement"); and

         WHEREAS, pursuant to Section 11.4 of the Agreement, the parties hereto wish to amend the Agreement as provided herein;

         NOW, THEREFORE, in consideration of the foregoing and the respective promises, covenants and agreements set forth herein and in the Agreement, the parties hereby agree as follows:

         1. Section 8 of the Agreement is amended and restated to read in its entirety as follows:

                  "Term. Subject to earlier termination in accordance with Section 9 of this Agreement, the term of this Agreement shall commence on September 30, 1997 and continue (i) with respect to IBM AS/400 products, until December 31, 2000, and (ii) with respect to all other Products, until September 30, 2001, at which time this Agreement will terminate unless otherwise mutually agreed to by the Parties hereto."

         2. Capitalized terms used herein but not otherwise defined herein shall have the meanings as set forth in the Agreement.

         3. Other than with respect to Section 8, this Amendment does not modify, change or delete any other addendum, term, provision, representation, warranty or covenant (the "Provisions") relating to or contained in the Agreement, and all such Provisions shall remain in full force and effect.

         4. This Amendment shall be construed in accordance with and shall be governed by the laws of the State of Delaware, without regard to its laws as to conflict of laws.

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         5.  This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         6. This Amendment and any of the provisions hereof may not be amended, altered or added to in any manner except by a document in writing and signed by each party.

         IN WITNESS WHEREOF, this Amendment has been executed as of the date and year first above written.

                                       SAVOIR TECHNOLOGY GROUP, INC., a
                                       Delaware corporation


                                       By      /S/ P. SCOTT MUNRO
                                          -------------------------------------

                                       Its             CEO
                                          -------------------------------------



                                       BUSINESS PARTNER SOLUTIONS, INC., a
                                       Texas corporation


                                       By     /S/ CARLTON JOSEPH MERTENS II
                                         --------------------------------------

                                       Its              PRESIDENT
                                          -------------------------------------



                                       SIRIUS COMPUTER SOLUTIONS, LTD., a
                                       Texas limited partnership

                                       By: Sirius Management, LLC


                                       By        /S/ HARVEY NAJIM
                                         --------------------------------------

                                       Its           PRESIDENT
                                          -------------------------------------

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